UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 31, 2025

VISLINK TECHNOLOGIES, INC

(Exact name of registrant as specified in its charter)

Delaware	001-35988	20-5856795
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Clark Drive, Suite 125 Mt. Olive, NJ 07828
(Address of principal executive offices)

(Registrant’s telephone number, including area code): (908)-852-3700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.00001 par value per share	VISL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 31, 2025, Vislink Technologies, Inc. (the “Company”) provided notice of its voluntary intention to delist the Company’s common stock, par value $0.00001 per share (the “Common Stock”), from the Nasdaq Capital Market (“Nasdaq”) and eventual deregistration of the Common Stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company notified The Nasdaq Stock Market LLC that it intends to file a Form 25 with the U.S. Securities and Exchange Commission (the “SEC”) on or about February 10, 2025 to effect the delisting of the Common Stock from Nasdaq and to deregister the Common Stock under Section 12(b) of the Exchange Act. The removal of the Common Stock from Nasdaq will be effective 10 days after the filing of the Form 25. Following the removal of the Company’s Common Stock from Nasdaq, the Company may file a Form 15 with the SEC to deregister the Common Stock under the Exchange Act and suspend the Company’s duty to file any reports required under Section 13(a) and 15(d) of the Exchange Act.

The Company has applied for the Common Stock to trade on the over-the-counter (“OTC”) market. No assurances can be provided, however, that trading of the Company’s common stock on the OTC will commence promptly, or at all, or will be maintained.

Item 7.01	Regulation FD Disclosure

On January 31, 2025, the Company issued a press release regarding the delisting and deregistration of its Common Stock. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Forward-Looking Statements

Statements in this Current Report on Form 8-K about future expectations, plans and prospects, as well as any other statements regarding matters that are not historical facts, may constitute forward-looking statements. The words “expect,” “intend,” “continue,” “may,” “will” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements concerning the Company’s plans with respect to the delisting and deregistration of its Common Stock and the trading of the Common Stock. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the risk that the delisting and deregistration process will take longer than expected; the impact of changing laws and regulations and those risks and uncertainties described in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and its subsequent filings with the SEC. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release, dated January 31, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISLINK TECHNOLOGIES, INC.

By:	/s/ Carleton M. Miller
Carleton M. Miller
President and Chief Executive Officer

Date: January 31, 2025